THE INLAND MUTUAL FUND TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                    INLAND REAL ESTATE INCOME AND GROWTH FUND


                               DATED MARCH 4, 2002


     This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus for the Class A Shares and Class C Shares of the Inland Real Estate Income and Growth Fund (f/k/a the Jefferson REIT Fund),dated March 4, 2002. Requests for copies of the Prospectus should be made in writing to The Inland Mutual Fund Trust (f/k/a The Jefferson Fund Group Trust), c/o U.S. Bancorp Fund Services, LLC (f/k/a Firstar Mutual Fund Services,
LLC), Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling (800) 216-9785.

     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus dated March 4, 2002, and, if given or made, such information or representations may not be relied upon as having been authorized by The Inland Mutual Fund Trust. This Statement of Additional Information does not constitute an offer to sell securities.

     The following financial statements of the Inland Real Estate Income and Growth Fund are incorporated by reference to the Annual Report of The Inland Mutual Fund Trust, dated October 31, 2001 (File No. 811-8958), as filed with the Securities and Exchange Commission:

                      Statement of Assets and Liabilities
                      Statement of Operations
                      Statements of Changes in Net Assets
                      Financial Highlights
                      Schedules of Investments
                      Notes to the Financial Statements
                      Report of Independent Accountants

Shareholders may obtain a copy of the Annual Report, without charge, by calling 1-800-216-9785.

                                TABLE OF CONTENTS

                                                                            Page

HISTORY OF THE INLAND MUTUAL FUND TRUST...................................... 1

DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS........................... 1

MANAGEMENT OF THE FUND.......................................................12

PRINCIPAL SHAREHOLDERS.......................................................18

EXCHANGE PRIVILEGE...........................................................19

INVESTMENT ADVISORY AND OTHER SERVICES.......................................19

BROKERAGE ALLOCATION AND OTHER PRACTICES.....................................24

CAPITAL STRUCTURE............................................................25

PURCHASE, REDEMPTION AND PRICING OF SHARES...................................27

TAXATION OF THE FUND.........................................................29

CALCULATION OF PERFORMANCE DATA..............................................30

                     HISTORY OF THE INLAND MUTUAL FUND TRUST

     The Inland Mutual Fund Trust (the "Trust") was organized as a business trust on January 20, 1995 under the laws of the state of Delaware. Prior to February 28, 2002, the name of the Trust was The Jefferson Fund Group Trust.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

CLASSIFICATION OF THE TRUST AND THE FUND

     The Trust is an open-end management investment company. The Trust currently issues only one series of its securities: the Inland Real Estate Income and Growth Fund (the "Fund"). Prior to February 28, 2002, the name of the Fund was the Jefferson REIT Fund. The Fund is a non-diversified fund.

INVESTMENT STRATEGIES AND RISKS

     The Fund's Prospectus describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

     American Depository Receipts. The Fund may invest in American Depository Receipts ("ADRs") of foreign issuers. The Fund limits investments in American Depository Receipts of foreign issuers to 25% of its respective assets. Such investments may involve risks which are in addition to the usual risks inherent in investments in domestic issuers. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards.

     Convertible Securities. The Fund may invest in convertible securities. The investment adviser for the Fund will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

     Illiquid Securities/Unseasoned Companies/Restricted Securities. The Fund may invest a maximum of 10% of its net assets in restricted securities, other illiquid securities and in securities of unseasoned companies. Illiquid securities are securities which may not be disposed of in the ordinary course of business within seven days, including repurchase agreements maturing in more than seven days. Illiquid securities do not include securities subject to a seven day put option or readily convertible into saleable securities. Securities of unseasoned companies are equity securities of companies having a record of less than three years of continuous operation.

     Restricted securities are securities that are restricted from being sold to the public without registration under the federal securities laws, and include securities subject to resale under Rule 144A under the Securities Act of 1933. Restricted securities may be sold only in privately negotiated transactions, in a registered public offering or pursuant to exemptions from federal registration requirements. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     Warrants. The Fund may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) which entitle the holder to buy equity securities at a specific price for a specified period of time, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. The Fund may invest in warrants or rights acquired by the Fund as part of a unit or attached to securities at the time of purchase without limitation.

     Forward Commitments. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund either (i) holds, and maintains until the settlement date, cash or liquid securities in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. The Fund may dispose of a forward commitment prior to settlement and may realize short-term profits or losses upon such disposition.

     Repurchase Agreements. The Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers with respect to not more than 25% of its total assets (taken at current value), except that no such limit applies when the Fund is investing for temporary defensive purposes. A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. The investment adviser for the Fund will monitor the creditworthiness of the counterparties to repurchase agreements with the Fund.

     Securities Loans. The Fund may make secured loans of its portfolio securities amounting to no more than 25% of its total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the investment adviser to the Fund to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash, U.S. Government securities or other high quality debt securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received in interest-bearing, short-term securities or receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved.

     Cash Reserves. The Fund's cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, will be invested in money market instruments and generally will not exceed 15% of total assets. The money market instruments in which the Fund may invest include United States Treasury Bills and other short-term U.S. Government securities, commercial paper rated A-2 or better by Standard & Poor's Corporation, commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The investment adviser for the Fund will monitor the creditworthiness of the issuer of the commercial paper master notes purchased by the Fund.

     When-Issued and Delayed-Delivery Transactions. The Fund may enter into agreements with banks or broker-dealers for the purchase of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required either: (i) to maintain in that account cash or liquid securities in an amount equal on a daily basis to the amount of the Fund's when-issued or delayed-delivery commitments; or (ii) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

     Options Transactions. The Fund will not write options that are not "covered." A written call option is "covered" if the Fund owns the underlying security subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash or liquid securities with its custodian. A written put option is "covered" if the Fund maintains cash or liquid securities with a value equal to the exercise price with its custodian, or holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, and supply and demand interest rates.

     If the writer of an option wishes to terminate his obligations, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that the Fund will be able to effect a closing purchase or a closing sale transaction at any particular time.

     Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is covered by cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

     The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, the Fund will purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

     The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

     The extent to which the Fund will be able to write and purchase call and put options will also be restricted by the Fund's intention to qualify the Fund as a regulated investment company under the federal income tax law.

     OTC Options. The Fund will enter into over-the-counter ("OTC") options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The Fund will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment.

     It is the present policy of the Fund not to enter into any OTC option transaction if, as a result, more than 10% of the Fund's net assets would be invested in OTC options purchased by the Fund and other illiquid investments.

     Limitations on the Use of Options Strategies. The Fund's ability to engage in the options strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options transactions may be limited by tax considerations.

     Risk Factors in Options Transactions. The option writer has no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the security.

     An exchange-traded option may be closed out only on a national securities exchange (an "Exchange") which generally provides a liquid secondary market for an option of the same series. An OTC option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund would have to exercise the option in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on the Exchange (or in that class or series of options) would cease to exist, although outstanding options on the Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

     The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of the Fund's investment adviser may be considered to be such a group. These position limits may restrict the Fund's ability to purchase or sell options on a particular security.

     Leveraging. Borrowing for investment purposes is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of the Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund, when it leverages its investments, will increase more when the Fund's portfolio assets increase in value and decrease more when the portfolio assets decrease in value than would otherwise be the case. Interest costs on borrowings may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. As required by the Investment Company Act of 1940, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

     Futures Transactions. The Fund may sell futures contracts, purchase put options on futures contracts and write call options on futures contracts for the purpose of hedging its portfolio. The Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" positions, will enter such non-hedging positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Fund's total assets.

     Futures Contracts. A futures contract sale creates an obligation by the seller to deliver the type of commodity or financial instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the underlying commodity or financial instrument in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until at or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. An index futures contract is similar except that the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. Futures contracts are traded only on commodity exchanges -- known as "contract markets" -- approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of a contract market.

     Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out of a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

     The purchase (that is, assuming a long position in) or sale (that is, assuming a short position in) of a futures contract differs from the purchase or sale of a security, in that no price or premium is paid or received. Instead, an amount of cash or U.S. Treasury bills generally not exceeding 5% of the contract amount must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The Fund may engage in transactions in futures contracts for the purpose of hedging against changes in the values of securities it owns or intends to acquire. The Fund may sell such futures contracts in anticipation of a decline in the value of its investments. The risk of such a decline can be reduced without employing futures as a hedge by selling long-term securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of brokerage commissions and dealer spreads. The sale of futures contracts provides an alternative means of hedging the Fund against a decline in the value of its investments in fixed-income securities. As such values decline, the value of the Fund's position in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's fixed-income securities which are being hedged. While the Fund will incur commission expenses in establishing and closing out futures positions, commissions on futures transactions may be significantly lower than transaction costs incurred in the purchase and sale of fixed-income securities. Employing futures as a hedge may also permit the Fund to assume a defensive posture without reducing its yield on its investments.

     Call Options on Futures Contracts. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of a futures contract, the Fund may purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities or commodities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

     Put Options on Futures Contracts. The purchase of put options on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. The Fund may purchase put options on futures contracts to hedge the Fund's portfolio against the risk of rising interest rates or declines in stock market prices. The Fund may purchase put options on futures contracts in circumstances where it would sell futures contracts.

     The Fund may write a put option on a futures contract as a partial hedge against increasing prices of the assets which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of assets that the Fund intends to purchase.

     Index Futures. A securities index assigns relative values to the securities comprising the index. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.

     The Fund will engage in transactions in index futures contracts only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which the Fund intends to purchase. In connection with its purchase of index futures contracts, the Fund will deposit an amount of cash and cash equivalents, equal to the market value of the futures contracts, in a segregated account with the Fund's custodian and/or in the margin account with a broker.

     Limitations on the Use of Options and Futures Portfolio Strategies. The Fund will not "over-hedge," that is the Fund will not make open short positions in futures contracts if, in the aggregate, the value of its open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on such open positions, adjusted for the historical volatility relationship between the portfolio and futures contracts.

     The Fund's ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in certain options and futures are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations and CFTC rules.

     Risk Factors in Futures Transactions. Investment by the Fund in futures contracts involves risk. Some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted.

     Futures contracts may be used to hedge against a possible increase in the price of securities which the Fund anticipates purchasing, or options thereon. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days.

     The successful use of transactions in futures and related options also depends on the ability of the investment adviser to the Fund to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or related option is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

FUNDAMENTAL INVESTMENT RESTRICTIONS

     Except as otherwise noted, the Fund has adopted the following investment restrictions as fundamental policies of the Fund. A fundamental policy may not be changed without the vote of a majority of outstanding voting securities of the Fund. "Majority" means the holders of the lesser of: (i) 67% of the Fund's shares present or represented at a shareholder's meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

     1. The Fund will not purchase securities on margin or participate in a joint-trading account.

     2. The Fund may borrow money and issue senior securities to the extent permitted by the Investment Company Act of 1940.

     3. The Fund will not make short sales of securities or maintain a short position for the account of the Fund unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

     4. The Fund will not make investments for the purpose of exercising control or management of any company.

     5.  The Fund will not acquire or retain any security issued by a company if
(a) an officer or director of such company is an officer or trustee of the Trust or an officer, director or other affiliated person of its investment advisor; or
(b) officers or trustees of the Trust or officers or directors of its investment adviser owning beneficially more than one-half of one percent of its securities together own beneficially more than five percent of its securities.

     6. The Fund will not write (sell) or purchase options except that the Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase (and on stock indices) and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase; provided that the premiums paid by the Fund on all outstanding options it has purchased do not exceed 5% of its total assets. The Fund may enter into closing sale transactions with respect to options it has purchased.

     7. The Fund will not act as an underwriter or distributor of securities other than shares of the Fund.

     8. The Fund will not purchase any interest in any oil, gas or any other mineral exploration or development lease or program, except that the Fund may, to the extent appropriate to its investment objective, purchase publicly-traded securities of companies engaging in whole or in part in such activities.

     9. The Fund will not purchase or sell real estate, real estate mortgage loans or real estate limited partnerships, except that the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon and securities of companies engaged in the real estate business.

     10. The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and related options.

     11. The Fund will not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities with respect to not more than 25% of its total assets.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

     It is contrary to the present policy of the Fund, although such policies may be changed by the trustees of the Trust without approval of the shareholders of the Fund, to purchase securities of other investment companies except (a) as part of a plan of merger, consolidation or reorganization approved by the shareholders of the Fund or (b) securities of registered investment companies where no commission or profit results, other than the usual and customary broker's commission and where as a result of such purchase the Fund would hold less than 3% of any class of securities, including voting securities, of any registered investment company and less than 5% of the Fund's assets, taken at current value, would be invested in securities of registered investment companies. All assets of the Fund invested in securities of registered investment companies will be included in the daily net assets of the Fund for purposes of calculating the monthly advisory fees payable to the Fund's investment adviser. In such event, shareholders of the Fund will in effect pay two advisory fees on the assets invested in investment companies.

     All percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. If violated, the Fund will immediately liquidate such investment so that no excess or deficiency remains.

     The phrase "shareholder approval," as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

PORTFOLIO TURNOVER

     The annual portfolio turnover rate indicates changes in the Fund's portfolio and is calculated by dividing the lesser of purchases or sales of portfolio securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year, by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. The annual portfolio turnover rate may vary widely from year to year depending upon market conditions and prospects. High turnover (100% or more) in any year may result in the payment by the Fund from capital of above average amounts of brokerage commissions and could generate higher than normal short-term capital gains. Portfolio turnover almost always involves the payment by the Fund of brokerage commissions or dealer markup and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. As a result of the investment policies of the Fund, under certain market conditions the Fund's portfolio turnover may be higher than those of many other investment companies. It is, however, impossible to predict portfolio turnover in future years.

                             MANAGEMENT OF THE FUND

GENERAL INFORMATION REGARDING MANAGEMENT

     The trustees are responsible for the general supervision of the Trust and the Fund. The day-to-day operations of the Trust are the responsibilities of the Trust's officers.

MANAGEMENT INFORMATION

     The name, address, principal occupations during the past five years and other information with respect to each of the trustees and officers of the Trust are as follows:

                                       Lawrence J. Kujawski

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

The Oaks Building, Suite 101    61         Trustee         Mr. Kujawski has served as a trustee of
8112 West Bluemound Road                                   the Trust since its inception.
Milwaukee, WI  53202                                       Mr. Kujawski has been President of
                                                           Uniplan/Matrix, Inc., a firm
                                                           specializing in the valuation of
                                                           closely held securities since 1998. He
                                                           is, and has been, the President of
                                                           Matrix Venture Funds, Inc., another
                                                           firm specializing in the valuation of
                                                           closely held securities, since 1982.


                                        Richard Imperiale *

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

The Oaks Building, Suite 101    44         Chairman        Mr. Imperiale has served as a trustee
8112 West Bluemound Road                   Secretary       of the Trust since its inception. Mr.
Milwaukee, WI  53202                       Trustee         Imperiale has been the President of
                                                           Uniplan, Inc., since he founded
                                                           Uniplan, Inc. in 1985.


                                            F.L. Kirby

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

516 North Western Avenue        57         Trustee         Mr. Kirby has served as a trustee
Lake Forest, IL  60045                                     of the Trust since its inception.
                                                           Mr. Kirby has been a senior vice
                                                           president of Morgan Stanley Dean
                                                           Witter, Inc., a broker-dealer,
                                                           since 2000. Prior to that time he
                                                           was a senior vice president of
                                                           Schroders, a broker-dealer, since
                                                           1998. From 1994 until 1998, he was
                                                           a Director, and an Executive
                                                           Committee member of Rodman &
                                                           Renshaw, Inc.


                                               S-13




                                          John L. Komives

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

101 S. Second Street            71         Trustee         Dr. Komives has served as a trustee
Milwaukee, WI  53204                                       of the Trust since its inception.
                                                           Dr. Komives is the President of
                                                           Lakeshore Group Ltd., a position he
                                                           has held since he founded the firm
                                                           in 1975. Dr. Komives is a member of
                                                           the Board of Directors of the
                                                           following firms, among others: F.W.
                                                           Boelter Cos., Inc., Milwaukee,
                                                           Wisconsin; Eagle Technology, Inc.,
                                                           Mequon, Wisconsin; Orthokinetics,
                                                           Inc., Pewaukee, Wisconsin; Premier
                                                           Plastics, Inc., Waukesha,
                                                           Wisconsin; Renquist Associates,
                                                           Inc., Racine, Wisconsin; World
                                                           Venture Management, Inc.,
                                                           Milwaukee, Wisconsin; Zigman,
                                                           Joseph & Stephenson, Inc.,
                                                           Milwaukee, Wisconsin.


                                        J. Michael Borden*

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

2938 North Shore Drive          65         Trustee         Mr. Borden has served as a trustee
Delavan, WI 53115                                          of the Trust since its inception.
                                                           Since 1988, Mr. Borden has been the
                                                           president of Total Quality
                                                           Plastics, Inc., a manufacturer of
                                                           injection molding, the President of
                                                           Rock Valley Trucking, and the
                                                           President of Freedom Plastics, Inc.
                                                           Mr. Borden has been the president
                                                           and chief executive officer of
                                                           Hufcor, Inc., a manufacturer of
                                                           movable walls and accordion
                                                           partitions, since 1978. Mr. Borden
                                                           has served as a Director of the
                                                           Catholic Funds Inc., a registered
                                                           investment company, since 1998.


                                               S-14


                                         Lawrence E. Harb

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

3973 Shoals Drive               48         Trustee         Mr. Harb has served as a trustee of
Okemos, MI                                                 the Trust since July 18, 2000. Mr.
                                                           Harb is currently president of it
                                                           Risk Managers, Inc., a provider of
                                                           internet and technology services to
                                                           the insurance industry. Formerly
                                                           (January 1999 - August/September
                                                           2000), Mr. Harb served as the
                                                           Managing Director of Sales and
                                                           Marketing for J.S. Wurzler
                                                           Underwriting Managers, an
                                                           underwriter of internet and
                                                           e-commerce insurance. Prior to that
                                                           time he served as an officer of
                                                           subsidiaries of AON Corp., a
                                                           holding company that owned mutual
                                                           fund investment advisory and
                                                           brokerage businesses. Mr. Harb is a
                                                           member of the Board of Directors of
                                                           LCM Internet Growth Fund, Inc., a
                                                           registered closed-end management
                                                           investment company.


                                          Byron K. Crowe*

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

223 West Lake Street            37         Trustee,        Mr. Crowe has served as a trustee
Chicago, IL 60606                                          of the President Trust since
                                                           September 21, 2000. Mr. Crowe is
                                                           Executive Vice President of LaSalle
                                                           Street Capital Markets and
                                                           Syndicate Director of LaSalle
                                                           Street Securities, LLC, a Chicago,
                                                           Illinois securities broker-dealer,
                                                           since March 1997. Prior to that
                                                           time he was Senior Vice President -
                                                           Institutional Sales of Madison
                                                           Securities, Inc., a Chicago,
                                                           Illinois securities broker-dealer.


                                               S-15


                                         Robert D. Parks*

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

2901 Butterfield Road           58         Trustee         Mr. Parks has served as a trustee
Oak Brook, IL 60523                                        of the Trust since October 16,
                                                           2001. Mr. Parks served as Chairman
                                                           of the Board, President and Chief
                                                           Executive Officer of Inland Real
                                                           Estate Corporation from October
                                                           1994 through July 2000 and from
                                                           February 2001 to the present. Mr.
                                                           Parks is a founding stockholder and
                                                           a Director of The Inland Group,
                                                           Inc. Mr. Parks also serves on the
                                                           board, or as an officer, of
                                                           entities wholly-owned or controlled
                                                           by The Inland Group, Inc. Mr. Parks
                                                           is primarily responsible for
                                                           managing the Inland Group
                                                           affiliated broker-dealer and other
                                                           marketing and investor relations
                                                           activities. Mr. Parks is also
                                                           Chairman of the Board, Chief
                                                           Executive Officer and a Director of
                                                           Inland Retail Real Estate Trust,
                                                           Inc. and a Director of Inland
                                                           Securities Corporation. He is a
                                                           registered Direct Participation
                                                           Program Principal with the National
                                                           Association of Securities Dealers,
                                                           Inc. and a member of the Real
                                                           Estate Investment Association and
                                                           the National Association of Real
                                                           Estate Investment Trusts.


                                               S-16


                                        Roberta S. Matlin*

                                       Position(s) Held           Principal Occupations
Address                         Age     with the Trust            During Past Five Years
-------                         ---    ----------------           ----------------------

2901 Butterfield Road           56         Trustee         Ms. Matlin has served as a trustee
Oak Brook, IL 60523                                        of the Trust since October 16,
                                                           2001. Ms. Matlin joined The Inland
                                                           Group, Inc. in 1984 as a Director
                                                           of investor administration and
                                                           currently serves as Senior Vice
                                                           President of Inland Real Estate
                                                           Investment Corporation. From March
                                                           1995 to July 2000, Ms. Matlin was
                                                           Vice President of Administration of
                                                           Inland Real Estate Corporation. Ms.
                                                           Matlin serves as a Director of
                                                           Inland Real Estate Investment
                                                           Corporation and Inland Securities
                                                           Corporation, of which she is
                                                           Vice-President. She is President
                                                           and a Director of Inland Investment
                                                           Advisors, Inc. and Intervest
                                                           Southern Real Estate Corporation,
                                                           Vice President of Administration of
                                                           Inland Retail Real Estate Trust,
                                                           Inc. and a Director of Partnership
                                                           Ownership Corporation. Ms. Matlin
                                                           is a registered securities
                                                           principal.


*    Ms. Matlin and Messrs. Imperiale, Borden, Crowe and Parks are trustees who are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940.

COMPENSATION

     The Fund's standard method of compensating trustees is to pay each trustee who is not an officer of the Trust a fee of $125 for each meeting of the trustees attended. Officers of the
Trust receive no compensation for their services as officers. The Fund also may reimburse its trustees for travel expenses incurred in order to attend meetings of the trustees.


     For the fiscal year ended October 31, 2001, officers and trustees of the Trust received $4,242 in aggregate remuneration, as set forth more fully in the compensation table below.

                               COMPENSATION TABLE
                  (FOR THE FISCAL YEAR ENDED OCTOBER 31, 2001)

                                        Pension or
                                        Retirement
                                         Benefits    Estimated       Total
                          Aggregate     Accrued as     Annual     Compensation
                         Compensation    Part of      Benefits      From the
                             From         Trust         Upon       Trust and
Name of Trustee           the Trust      Expenses    Retirement   Fund Complex
---------------          ------------   ----------   ----------   ------------

Lawrence J. Kujawski          $750           0            0           $750
Richard Imperiale                0           0            0              0
John Komives                  $660           0            0           $660
J. Michael Borden             $776           0            0           $776
F.L. Kirby                    $861           0            0           $861
Lawrence E. Harb            $1,195           0            0         $1,195
Byron K. Crowe                   0           0            0              0
Robert D. Parks*                 0           0            0              0
Roberta S. Matlin*               0           0            0              0

-------------------------
*    Mr. Parks and Ms. Matlin were elected as trustees on October 16, 2001.

                             PRINCIPAL SHAREHOLDERS

     Set forth below are the names and addresses of all holders of the Fund's shares who as of November 30, 2001 owned of record or, to the knowledge of the Fund, owned beneficially more than 5% of the Fund's then outstanding shares. Also set forth below are the number of shares and the percentage of the outstanding shares of the Fund owned as of November 30, 2001 by all officers and trustees of the Trust as a group.


                                                                     Percent of
Name and Address Of Beneficial Owner           Number of Shares      Total Fund
------------------------------------           ----------------      ----------


Inland Real Estate Investment Corporation           178,566             55.3%
2901 Butterfield Road
Oak Brook, IL  60523-1159

Officers and Trustees as a Group                        136                 *
(9 persons)

-------------------------
*    Less than 1%.

                               EXCHANGE PRIVILEGE

     As described in the Prospectus under the caption "Exchange Privilege," a shareholder may exchange shares of the Fund for shares of the First American Prime Obligations Fund at their current net asset values.

     The Fund reserves the right to modify or discontinue the exchange privilege at any time. Orders for exchanges received after the close of regular trading on the Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     Investment Adviser. As set forth in the Prospectus, the investment adviser to the Fund is Inland Investment Advisors, Inc. ("Inland" or "Adviser"). Inland's address is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland became the Adviser to the Fund on June 1, 2001, pursuant to an interim investment advisory agreement. The shareholders of the Fund approved a new investment advisory agreement with Inland on October 16, 2001 (the "Advisory Agreement").

     Prior to June 1, 2001, Uniplan, Inc. ("Uniplan") acted as the investment adviser to the Fund, pursuant to an investment advisory agreement that was entered into at the inception of the Fund. Uniplan's address is The Oaks Building, Suite 101, 8112 West Bluemound Road, Milwaukee, Wisconsin 53202.

     The former investment advisory agreement with Uniplan contains substantially the same terms and conditions as the Advisory Agreement, as described below. The two investment advisory agreements differ in one principal respect, the amount of the advisory fee. Pursuant to the Advisory Agreement, Inland furnishes continuous investment advisory services and management to the Fund. Inland, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making investment decisions for the Fund.

     Inland is a wholly-owned indirect subsidiary of The Inland Group, Inc. and recently registered as an investment adviser with the Securities and Exchange Commission. Inland's investment committee is jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Inland has not previously managed an investment portfolio of a registered investment company. The Inland Group, Inc. was formed in 1968 and is a fully integrated real estate and financial organization providing property management, leasing, marketing, acquisition, disposition, development, redevelopment, syndication, renovation, construction, finance and other related services. The Inland Group, Inc. is controlled by Mr. Daniel L. Goodwin, its Chairman of the Board and Chief Executive Officer. His address is 2901 Butterfield Road, Oak Brook, Illinois 60573.

     The Advisory Agreement will remain in effect as long as its continuance is specifically approved at least annually, by (i) the trustees of the Trust, or by the vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the trustees of the Trust who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the trustees of the Trust or by vote of a majority of the Fund's shareholders, on 60 days written notice to the Adviser, and by the Adviser on the same notice to the Fund and that it shall be automatically terminated if it is assigned.

     The Advisory Agreement provides that the Adviser shall not be liable to the Fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

     As investment adviser to the Fund, Uniplan received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.60% of the Fund's average daily net assets. For its services to the Fund under the Advisory Agreement, Inland will receive a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets.

     For the fiscal years ended October 31, 2001 (for the period Uniplan acted as investment adviser), October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the fees paid to Uniplan under the former investment advisory agreement were $5,410, $8,405 and $2,592, respectively. For the fiscal year ended October 31, 2001 (for the period Inland acted as investment adviser), the fees paid to Inland were $8,755. Inland was not an investment adviser to the Fund for the fiscal years ended October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999.

     Payment of Fund Expenses. The Fund will pay all of its expenses not assumed by the Adviser or its distributor, including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund will also pay the fees of trustees who are not officers of the Trust, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of Fund assets, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary shareholder records and accounts and handling any problems relating thereto.

     Expense Reimbursements. Inland has agreed to reimburse the Fund for expenses in excess of 2.50% of the Fund's average daily net assets. The Fund will monitor its expenses on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, then the Fund will create an account receivable from Inland and invoice Inland in the amount of the excess. Inland will pay any such amounts within 30 days of being invoiced by the Fund. If later in the fiscal year the accrued expenses of the Fund fall below 2.50% of the Fund's average daily net assets, then the Fund will repay to Inland the amounts previously paid by Inland, but only to the extent accrued expenses are less than 2.50% of the Fund's average daily net assets. If, in any of the three fiscal years following any fiscal year in which Inland has reimbursed the Fund because of excess expenses, the Fund's expenses are less than 2.50% of the Fund's average daily net assets, then the Fund will repay to Inland the amounts that Inland had reimbursed the Fund and which had not previously been repaid; provided, however, that in no event will the Fund's expenses exceed 2.50%. Inland's reimbursement commitment is terminable on 60 days notice. Since its inception the Fund has had its excess expenses reimbursed at varying levels by various parties, including Uniplan and Inland. Such reimbursements were as follows:

         Year Ended October 31                       Fund
         ---------------------                       ----

                 2001                              $ 92,875
                 2000                              $ 56,171
                 1999                              $ 59,592

     Distribution and Servicing. Shares of the Fund are continuously offered through firms ("participating brokers") which are members of the National Association of Securities Dealers, Inc. and which have dealer agreements with the Fund's principal underwriter and distributor, or which have agreed to act as introducing brokers for the Fund's principal underwriter and distributor ("introducing brokers"). Inland Securities Corporation, 2901 Butterfield Road, Oak Brook, Illinois 60523 is the principal underwriter and distributor for the Fund pursuant to an underwriting agreement. Inland Securities Corporation is a wholly-owned subsidiary of The Inland Group, Inc. and, therefore, an affiliate of Inland. Inland Securities Corporation offers shares of the Fund on a "best efforts" basis.

     The Trust has adopted two Service and Distribution Plans (the "Plans"). There is a Plan for each class of shares of the Trust (i.e. for the Class A Shares and the Class C Shares). The Plans were adopted in anticipation that the Fund will benefit from the Plans through increased sales of shares, thereby reducing the Fund's expense ratio and providing the Adviser with greater flexibility in management. The Plans authorize the payment of servicing fees at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to the class of shares in question. The Plan for the Class C Shares authorizes the payment of distribution fees at an annual rate of up to 0.75% of the Fund's average daily net assets. The servicing fee may be spent by the distributor on personal services rendered to shareholders of the Fund (but not on recordkeeping charges, accounting expenses, transfer costs, or custodian fees). The distributor may pay all or a portion of the distribution and servicing fees it receives from the Fund to participating brokers and introducing brokers.

     Each Plan may be terminated by the Fund at any time by a vote of the trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the Plan or any agreement related thereto (the "Rule 12b-1 Trustees") or by a vote of a majority of the outstanding shares of either the Fund's Class A Shares with respect to its Plan or the Fund's Class C Shares with respect to its Plan. Messrs. Kujawski, Komives and Harb are currently the Rule 12b-1

Trustees. Any change in a Plan that would materially increase the distribution expenses of the Fund provided for in the Plan requires approval of the trustees, including the Rule 12b-1 Trustees, and a majority of the Fund's Class A Shares with respect to its Plan and a majority of the Fund's Class C Shares with respect to its Plan.

     While the Plans are in effect, the selection and nomination of trustees who are not interested persons of the Trust will be committed to the discretion of the trustees who are not interested persons of the Trust. The trustees must review the amount and purposes of expenditures pursuant to the Plans quarterly as reported to it by a distributor, if any, or officers of the Trust. The Plans will continue in effect for as long as their continuance is specifically approved at least annually by the trustees, including the Rule 12b-1 Trustees.

     During the fiscal year ended October 31, 2001, the Fund paid Quasar Distributors, LLC (the former principal underwriter and distributor for the Fund) $1,042, pursuant to the Plan for the Class A Shares. Of the amount paid to Quasar Distributors, LLC, Quasar Distributors paid the entire amount to participating brokers and introducing brokers . The Fund paid other 12b-1 fees of $2,337 to various brokers for their service to shareholders . During the fiscal year ended October 31, 2001, the Fund did not pay any fees to Inland Securities Corporation or Adviser Dealer Services, Inc (the Fund's principal underwriter and distributor prior to Quasar) The Class C Shares were not offered until March 4, 2002.

     The trustees believe that the Plans provide benefits to the Fund. The trustees believe that the Plans result in greater sales and/or fewer redemptions of Fund shares, although it is impossible to know for certain the level of shares and redemptions of Fund shares in the absence of the Plans or under an alternative distribution scheme. The effect on sales and/or redemptions is believed to benefit the Fund by reducing Fund expense ratios and/or by affording greater flexibility to Fund managers.

     Administrator. The administrator to the Fund is U.S. Bancorp Fund Services, LLC f/k/a Firstar Mutual Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202. The administration agreement entered into between the Fund and the Administrator (the "Administration Agreement") will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the trustees of the Trust upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Fund.

     Under the Administration Agreement, the Administrator maintains the books, accounts and other documents required by the Investment Company Act of 1940, responds to shareholder inquiries, prepares the Fund's financial statements and tax returns, prepares certain reports and filings with the Securities and Exchange Commission and with state "blue sky" authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund's financial and accounting records and generally assists in all aspects of the Fund's operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly, based on the Fund's average net assets, plus certain out-of-pocket expenses.

     Under the Administration Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from its reckless disregard of its duties and obligations under the Administration Agreement. For its services, the Administrator is entitled to receive fees, payable monthly, based on the total annual rate of $20,000 in the event that the average net assets of the Fund is less than $10,000,000 and increasing by $4,000 for every $2,000,000 increase in average net assets of the Fund until the Fund reaches $20,000,000 in average net assets. At such time, the fee is .25% of the average net assets of the Fund; such fee decreases to .2% of the average net assets when average net assets reach $25,000,000 and decreases to .15% of the average net assets when average net assets reach $30,000,000. At such time as the average net assets reach $200,000,000, the fees are .06% on the first $200,000,000, .05% on the next $300,000,000 and .03% on all net assets exceeding $500,000,000. For the fiscal years ended October 31, 2001, October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the fees earned by the Administrator were $19,951, $19,997 and $13,336, respectively.

     Custodian. U.S. Bank, N.A. (f/k/a Firstar Bank, N.A.), an affiliate of the Administrator, serves as custodian of the Fund's assets pursuant to a Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Fund concerning the Fund's operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

     Transfer Agent and Dividend Disbursing Agent. U.S. Bancorp Fund Services, LLC also serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund.

     Fund Accountant. In addition, the Fund has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly, based on the total annual rate of $22,000 for the first $20,000,000 in average net assets of the Fund; .17% of average net assets when the Fund exceeds $20,000,000 but is less than $25,000,000; .12% of average net assets when the Fund exceeds $25,000,000 but is less than $30,000,000; and when the Fund exceeds $30,000,000, the fees are $27,500 for the first $40,0000,000 in average net assets of the Fund, .01% on the next $200,000,000 of average net assets of the Fund and .005% on all net assets exceeding $240,000,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses. For the fiscal years ended October 31, 2001, October 31, 2000 and for the period

March 1, 1999 (commencement of operations) through October 31, 1999, the fees earned under the Fund Accounting Servicing Agreement were $24,348, $22,133 and $15,825, respectively.

     Independent Accountants. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, currently serves as the independent accountants for the Fund.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     Pursuant to its agreement with the Fund, the Adviser is permitted to select the brokers or dealers that will execute the purchases and sales of the Fund's portfolio securities. In placing purchase and sale orders for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided.

     In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions, block trading capability (including the broker's willingness to position securities) and the broker's financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. OTC securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly. The Adviser may allocate portfolio brokerage on the basis of whether the broker has sold or is currently selling shares of the Fund, but only if the Adviser reasonably believes the commissions and transaction quality are comparable to that available from other qualified brokers.

     In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm's analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser's own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the Fund and the other accounts as to which he exercises investment discretion.

     Pursuant to conditions set forth in rules of the Securities and Exchange Commission, the Fund may purchase securities from an underwriting syndicate of which the principal underwriter of the Fund or its affiliates are members (but not from the principal underwriter itself). Such conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the trustees, particularly those trustees who are not "interested persons" of the Fund. Investments by other clients of the principal underwriter and the Adviser may limit the ability of the Fund to purchase securities from such a syndicate.

     For the fiscal years ended October 31, 2001, October 31, 2000 and for the period March 1, 1999 (commencement of operations) through October 31, 1999, the Fund paid brokerage commissions of $8,661 on total transactions of $2,477,069; $2,701 on total transactions of $657,180; and $6,287 on total transactions of $1,070,465, respectively.

     No brokerage commissions were paid to Inland Securities Corporation, Quasar Distributors, LLC or Adviser Dealer Services, Inc (the Fund's principal underwriter and distributor prior to Quasar) during the fiscal year ended October 31, 2001. During the fiscal year ended October 31, 2001, the Fund paid $775 of brokerage commissions on total transactions of $194,608 to brokers who provided research services to the Fund's investment adviser.

                                CAPITAL STRUCTURE

     The Fund's authorized capital consists of an unlimited number of shares of beneficial interest. The Fund has two classes, the Class A Shares and the Class C Shares. Each class of shares of the Fund are fully paid and non-assessable; have no preferences as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Each class of shares bears differing class specific expenses such as 12b-1 fees.

     The Fund's shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Trust's trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. Shares of the Fund are voted in the aggregate and not by series or class, except where series or class voting is required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement), where otherwise required by law, or where the matter to be acted upon does not affect any interest of the shareholders of a particular series or class, then only shares of the affected series or class are entitled to vote on that matter.

     All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, belongs to that series and is charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Trust in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series is based on the assets belonging to that series less the liabilities charged to that series, and dividends can be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Trust, the shareholders of each series would be entitled, out of the assets of the Trust available for distribution, to the assets belonging to that series.

     There are no conversion or sinking fund provisions applicable to Fund shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of trustees. Consequently, the holders of more than 50% of the shares of the Fund voting for the election of trustees can elect all the trustees, and in such event, the holders of the remaining shares voting for the election of trustees will not be able to elect any persons as trustees. The Trust does not anticipate holding an annual meeting in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust's Trust Instrument, dated January 20, 1995 (the "Trust Instrument") contains provisions for the removal of trustees by the shareholders.

     Fund shares are redeemable and are transferable. All shares issued and sold by the Fund will be fully paid and nonassessable. Fractional shares entitle the holder to the same rights as whole shares. U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 acts as the Fund's transfer agent and dividend disbursing agent.

     The Fund will not issue certificates evidencing shares purchased. Each shareholder's account will be credited with the number of shares purchased, relieving shareholders of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

     Pursuant to the Trust Instrument, the trustees may establish and designate one or more additional separate and distinct series of shares, each of which shall be authorized to issue an unlimited number of shares. In addition, the trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued shares of any series. In the event that additional series are established, each share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, shares would continue to be voted in the aggregate and not by series, except where class voting would be required by the Investment Company Act of 1940 (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Fund shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

     The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

     The Trust Instrument further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     Shareholder Meetings. It is contemplated that the Trust will not hold an annual meeting of shareholders in any year in which the election of trustees is not required to be acted on by shareholders under the Investment Company Act of 1940. The Trust Instrument and the Trust's Bylaws also contain procedures for the removal of trustees by Fund shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders of the Fund, may, by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of the Trust, remove any trustee or trustees.

     Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Trust shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Trust's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

     Determination of Net Asset Value. As described in the Prospectus, the net asset value of the Fund will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The Trust expects the New York Stock Exchange to be open for trading Monday through Friday except New Year's Day, Martin Luther King Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Trust expects that the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the Trust expects that the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning. The staff of the Securities and Exchange Commission considers the New York Stock Exchange to be closed on any day when it is not open for trading the entire day. On those days the Fund may, but is not obligated to, determine its net asset value. The net asset value of the Fund is calculated separately for the Class A Shares and the Class C Shares by adding the value of all portfolio securities and other assets that are allocated to the Class A Shares or Class C Shares, as the case may be, subtracting the liabilities charged to the Class A Shares or Class C Shares, as the case may be, and dividing the result by the number of outstanding shares of the Class A Shares or the Class C Shares, as the case may be. The Class A Shares and the Class C Shares bear differing class-specific expenses, such as 12b-1 fees.

     Suspension of Redemption of Fund Shares. Under certain circumstances the Fund may suspend the redemption of its shares. Such circumstances are (1) during any period in which the New York Stock Exchange is closed, (2) when trading on the New York Stock Exchange is restricted, (3) during an emergency which makes it impracticable for the Fund to dispose of its assets or to determine fairly the value of its net assets, and (4) during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     Valuation. Orders received by the distributor from dealers or brokers after the net asset value is determined that day will be valued as of the close of the next trading day even if the orders were received by the dealer or broker from its customer prior to such determination. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares.

     Securities traded on any national stock exchange or quoted on the Nasdaq National Market System will be valued on the basis of the last sale price on the date of valuation or, in the absence of any sale on that date, the most recent bid price. Other portfolio securities will be valued at the most recent bid price, if market quotations are readily available. Certain of the Fund's holdings of debt securities are valued by a pricing service. The pricing service may rely on one or more of the following factors: valuations obtained from recognized dealers, information on transactions for similar securities, general market information, and matrix comparisons of various characteristics of debt securities, such as quality, yield or maturity. Securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the trustees or pursuant to procedures adopted by the trustees. Odd lot differentials and brokerage commissions will be excluded in calculating values.

     Signature Guarantee. When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, Exchanges, registered securities associations and clearing agencies (each an "Eligible Guarantor Institution"). The Fund may change the signature guarantee requirements from time to time.

                              TAXATION OF THE FUND

     The Trust intends to qualify annually for and elect tax treatment applicable to a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Distributions of long-term capital gains, if designated as such by the Fund, are taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares. Dividends from the Fund's net investment income and distributions from the Fund's net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional Fund shares. The 70% dividends-received deduction for corporations will apply to such dividends and distributions, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the Fund's gross income.

     If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders in the Fund that did not qualify as a regulated investment company under Subchapter M would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

     The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001 the Fund had accumulated net realized capital loss carryovers of $460 that will expire on October 31, 2007.

     A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notification from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates received by the Fund from the REITs.

     The Fund may invest in REITs that hold residual interest in real estate mortgage investment conduits ("REMICs"). A portion of the Fund's income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. Excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. Inland does not intend to invest Fund assets in REITs that mostly hold residual interests in REMICs.

     Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of the Fund's shares immediately after a dividend or distribution is less than the cost of such shares to the shareholder, the dividend or distribution will be taxable to the shareholder even though it results in a return of capital to him.

     The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividend payments and redemption proceeds if a shareholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that he is not subject to backup withholding due to the under reporting of income. The certification form is included as part of the share purchase application and should be completed when the account is opened.

                         CALCULATION OF PERFORMANCE DATA

     The Fund may provide from time to time in advertisements, reports to shareholders and other communications with shareholders its average annual compounded rate of returnas well as its total return and cumulative total return (both on a before and after tax basis). Because of the differences in expenses, various rates of return of the Class C Shares will differ from the Class A Shares. An average annual compounded rate of return refers to the rate of return which, if applied to an initial investment at the beginning of a stated period and compounded over the period, would result in the redeemable value of the investment at the end of the stated period assuming reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return and cumulative total return similarly reflect net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments of the Fund for the stated period, assuming the reinvestment of all dividends and distributions and reflecting the effect of all recurring fees. Total return figures are not annualized or compounded and represent the aggregate percentage of dollar value change over the period specified. Cumulative total return reflects the Fund's total return since inception. An investor's principal in the Fund and the Fund's return are not guaranteed and will fluctuate according to market conditions.

     The Fund may compare its performance to other mutual funds with similar investment objectives and to the industry as a whole, as reported by Value Line, Weisberger's Encyclopedia of Institutional Funds, Lipper Analytical Services, Inc., Morningstar, Inc., Money Manager Review, Money, Forbes, Kiplinger's Personal Finance, Institutional Investor, Business Week and Barron's magazines, The New York Times, The Wall Street Journal, Investor's Business Daily and other industry or financial publications. (Value Line, Lipper Analytical Services, Inc., Morningstar, Inc. and Money Manager Review are independent fund ranking services that rank mutual funds based upon total return performance.) The Fund may also compare its performance to the Dow Jones Industrial Average, NASDAQ Composite Index, NASDAQ Industrials Index, Value Line Composite Index, the Standard & Poor's 500 Stock Index, Russell 2000 Index, the Consumer Price Index and other relevant indices and industry publications. The Fund may also compare its performance to the NAREIT Equity Index. Such comparisons may be made in advertisements, shareholder reports or other communications to shareholders.

     Average Annual Total Return. The formula for average annual compounded rate of return used herein includes four steps: (1) adding to the total number of shares of the Fund purchased by a hypothetical $1,000 investment (after deducting the maximum applicable initial sales charge) all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of the Fund owned at the end of the period by the net asset value per share of the Fund on the last trading day of the period; (3) assuming redemption at the end of the period (deducting any applicable contingent deferred sales charge); and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for the periods of less than one year. Specifically, the formula is as follows:

                                         n
                                P (1 + T)  = ERV

     Where:

                  P    =   a hypothetical initial payment of $1,000
                  T    =   average annual total return
                  n    =   number of years
                  ERV      = ending redeemable value of a hypothetical
                           $1,000 payment made at the beginning of the one, five, or ten- year period at the end of the one, five, or ten-year period (or fractional portion thereof).

     The return of the Class A Shares, on a load and no-load basis, for the one-year period ended October 31, 2001 were 2.05% and 8.00%, respectively. The average annual compounded rates of return of the Class A Shares, on a load and no-load basis, since inception (March 1, 1999) through October 31, 2001 were 6.11% and 8.37%, respectively, for the Fund. The Class C Shares were not offered until March 4, 2002. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

     The Fund may from time to time include in advertisements the total return of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

     Average Annual Total Return (After Taxes on Distributions). Any average annual compounded rate of return (after taxes on distributions) will be calculated in accordance with the following formula:

                                       n
                                 P(1+T)  = ATVD

     Where:

               P     =  a hypothetical initial payment of $1,000

               T     =  average annual total return (after taxes on
                        distributions)

               n     =  number of years

               ATVD  =  ending value of a hypothetical $1,000
                        payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on Fund distributions, but not after taxes on redemption.

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVD) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The Class A Shares' average annual returns (after taxes on distributions) for the one-year period ended October 31, 2001 and from the inception of the Fund (March 1, 1999) through October 31, 2001 were 0.25% and 4.24%, respectively. The Class C Shares were not offered until March 4, 2002. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

     The Fund may from time to time include in advertisements the total return (after taxes on distributions) of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.

     Average Annual Total Returns (After Taxes on Distributions and Redemptions). Any average annual compounded rate of return (after taxes on distributions and redemptions) will be calculated in accordance with the following formula:

                                       n
                                 P(1+T)  = ATVDR

     Where:

           P      =  a hypothetical initial investment of $1,000

           T      =  average and annual total return (after taxes on
                     distributions and redemptions)

           n      =  number of years

           ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of the one, five or ten-year periods at the end of the one, five or ten-year periods (or fractional portion), after taxes on Fund distributions and redemptions

     This calculation assumes the reinvestment of all dividends and capital gains distributions (less the taxes due on such dividends and distributions) on the reinvestment dates during the period. Generally the calculation assumes the highest individual marginal federal income tax rates in effect on the reinvestment date in determining the taxes due on dividends and distributions and disregards any potential tax liabilities other than federal tax liabilities. The ending redeemable value (variable ATVDR) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations as well as by subtracting capital gains taxes resulting from the investment and adding the tax benefit from capital losses resulting from the redemption. Generally the calculation assumes the highest federal individual capital gains tax rates for gains of the appropriate character in effect on the redemption date in accordance with the federal tax law applicable on the redemption date and separately tracks the basis and holding period for the initial investment and each subsequent purchase through reinvested dividends and distributions.

     The Class A Shares' average annual returns (after taxes on distributions and redemptions) for the one-year period ended October 31, 2001 and from the inception of the Fund (March 1, 1999) through October 31, 2001 were 1.22% and 3.93%, respectively. The Class C Shares were not offered until March 4, 2002. These figures are historical. An investor may have a gain or loss when his/her shares are sold.

     The Fund may from time to time include in advertisements the total return (after taxes on distributions and redemptions) of the Fund and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services as having the same investment objectives.